Exhibit 99.1

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE LAWS OF ANY STATE. THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

75,000 Warrants

PLANETOUT INC.
WARRANT CERTIFICATE

This warrant certificate (“Warrant Certificate”) certifies that for value received in consideration for certain services rendered pursuant to that certain letter agreement (the “Engagement Letter”), dated as of January 14, 2008, as amended, by and between Allen & Company LLC and PlanetOut Inc., a Delaware corporation (the “Company”) ALLEN & COMPANY LLC or registered assigns (the “Holder”) is the owner of the number of warrants (“Warrants”) specified above, each of which entitles the Holder thereof to purchase, at any time on or before the Expiration Date (hereinafter defined) one fully paid and non-assessable share of Common Stock, $0.001 par value (“Common Stock”), of the Company, at a purchase price of $0.69 per share of Common Stock in lawful money of the United States of America in cash or by certified or cashier’s check or a combination of cash and certified or cashier’s check, subject to adjustment as hereinafter provided.

1    Warrant; Purchase Price

Each Warrant shall entitle the Holder to purchase one share of Common Stock of the Company and the purchase price payable upon exercise of the Warrants shall initially be $0.69 per share of Common Stock, subject to adjustment as hereinafter provided (the “Purchase Price”). The Purchase Price and number of shares of Common Stock issuable upon exercise of each Warrant are subject to adjustment as provided in Article 6.

2    Exercise; Termination on a Disposition Transaction; Expiration Date

2.1    The Warrants are exercisable, at the option of the Holder, as set forth below, upon surrender of this Warrant Certificate to the Company together with a duly completed Notice of Exercise, in the form attached hereto as Exhibit A, and payment of an amount equal to the Purchase Price times the number of Warrants to be exercised. The Warrants shall become exercisable subject to vesting as follows: (i) 37,500 (50%) of the Warrants shall vest and be immediately exercisable on the date this Warrant Certificate is originally issued, (ii) 25,000 (33.3%) of the Warrants shall vest on the one-year anniversary of the date of the Engagement Letter provided that the Engagement Letter has not been terminated prior to such date, and (iii) 12,500 (16.7%) of the Warrants shall vest on the two-year anniversary of the date of the Engagement Letter provided that the Engagement Letter has not been terminated prior to such date. This Warrant Certificate may not be exercised at any time following the Expiration Date as specified pursuant to Section 2.2. In the event the Company enters into a Disposition Transaction (as defined below) during the term of the Engagement Letter prior to the vesting of any portion of the Warrants, then all of the unvested Warrants shall vest immediately prior to the closing of such Disposition Transaction in order to allow the Holder, at its option, to exercise the Warrants in connection with the closing of such Disposition Transaction. As used herein, the term “Disposition Transaction” shall mean (i) any merger, reorganization, business combination, tender offer, stock purchase or other transaction pursuant to which the Company is acquired by, or combined with, another entity which has effect of transferring ownership or control of the Company or substantially all its assets or (ii) any other transaction or series of transactions, or other events, which have the effect of transferring ownership or control of the Company or substantially all its assets to another entity or other persons, in each case other than as a result of a bona fide Financing Transaction. In the case of exercise of less than all the Warrants represented by this Warrant Certificate, the Company shall cancel the Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate for the balance of such Warrants.

2.2    The Company shall take the necessary steps to require, upon the closing of any Disposition Transaction, the successor entity to the Company (the “Successor”) to assumes the obligations of this Warrant Certificate, and this Warrant Certificate shall be exercisable for the same securities, cash, and property as would be payable for the Common Stock issuable upon exercise of the unexercised portion of this warrant as if such Common Stock were outstanding on the record date for the Disposition Transaction and subsequent closing. The Purchase Price shall be adjusted accordingly.

2.3    The term “Expiration Date” shall mean the earlier to occur of (i) 5:00 p.m. New York time on the tenth (10th) anniversary of the date of the Engagement Letter, or if such date shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:00 p.m. New York time the next following date which in the State of New York is not a holiday or a day on which banks are authorized to close or (ii) the termination of this Warrant pursuant to Section 2.2.

3    Registration and Transfer on Company Books

3.1    The Company shall maintain books for the registration and transfer of the Warrants and the registration and transfer of the shares of Common Stock issued upon exercise of the Warrants.

3.2    Prior to due presentment for registration of transfer of this Warrant Certificate, or the shares of Common Stock issued upon exercise of the Warrants, the Company may deem and treat the registered Holder as the absolute owner thereof.

3.3    Neither this Warrant nor the shares of Common Stock issuable upon exercise hereof have been registered under the Securities Act of 1933, as amended (the “Act”). The Holder will not transfer this Warrant or issue or transfer the shares of Common Stock issuable upon exercise hereof unless (i) there is an effective registration covering such Warrant or such shares, as the case may be, under the Act and applicable states securities laws, (ii) it first receives a letter from an attorney, acceptable to the Company’s board of directors or its agents, stating that in the opinion of the attorney the proposed issue or transfer is exempt from registration under the Act and under all applicable state securities laws, or (iii) the transfer is made pursuant to Rule 144 under the Act. Subject to the foregoing, this Warrant Certificate, the Warrants represented hereby, and the shares of Common Stock issued upon exercise of the Warrants, may be sold, assigned or otherwise transferred voluntarily by the Holder to officers or directors of the Holder, to members of such persons’ immediate families, or to the Holder’s parent or subsidiary corporations. The Company shall register upon its books any permitted transfer of a Warrant Certificate, upon surrender of same to the Company with a written instrument of transfer duly executed by the registered Holder or by a duly authorized attorney. Upon any such registration of transfer, new Warrant Certificate(s) shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled by the Company. A Warrant Certificate may also be exchanged, at the option of the Holder, for new Warrant Certificates representing in the aggregate the number of Warrants evidenced by the Warrant Certificate surrendered.

4    Reservation of Shares

The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of the Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrants shall be duly and validly issued and, upon payment for such shares as set forth herein, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each national securities exchange, if any, on which the other shares of outstanding Common Stock of the Company are then listed.

5    Loss or Mutilation

Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in lieu thereof a new Warrant Certificate representing an equal number of Warrants.

6    Adjustment of Purchase Price and Number of Shares Deliverable

6.1    The number of shares of Common Stock purchasable upon the exercise of each Warrant (such shares being referred to in this Section 6 as the “Warrant Shares”) and the Purchase Price with respect to the Warrant Shares shall be subject to adjustment as follows:

(a)    In case the Company shall (i) declare a dividend or make a distribution on its Common Stock payable in shares of its capital stock, (ii) subdivide its outstanding shares of Common Stock through stock split or otherwise, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) other securities of the Company, the number and/or nature of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective retroactively as of the record date of such event.

(b)    In case the Company shall issue rights, options or warrants or securities convertible into Common Stock to the holders of its shares of Common Stock generally, entitling them (for a period expiring within forty-five (45) days after the record date referred below in this paragraph (b)) to subscribe for or purchase shares of Common Stock at a price per share which (together with the value of the consideration, if any, paid for such rights, options, warrants or convertible securities) is lower on the record date referred to below than the then Market Price Per Share of Common Stock (as determined pursuant to Section 9.2) the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares immediately theretofore purchasable upon exercise of each Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the then Market Price Per Share of Common Stock. Such adjustment shall be made whenever such rights, options, warrants or convertible securities are issued, and shall become effective retroactively as of the record date for the determination of shareholders entitled to receive such rights, options, warrants or convertible securities.

(c)    In case the Company shall distribute to all holders of its shares of Common Stock, or all holders of Common Stock shall otherwise become entitled to receive, shares of capital stock of the Company (other than dividends or distributions on its Common Stock referred to in paragraph (a) above), evidences of its indebtedness or rights, options, warrants or convertible securities providing the right to subscribe for or purchase any shares of the Company’s capital stock or evidences of its indebtedness (other than any rights, options, warrants or convertible securities referred to in paragraph (b) above), then in each case the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of each Warrant, by a fraction, of which the numerator shall be the then Market Price Per Share of Common Stock (as determined pursuant to Section 9.2) on the record date mentioned below in this paragraph (c), and of which the denominator shall be the then Market Price Per Share of Common Stock on such record date, less the then fair value per share (as determined by the Board of Directors of the Company, in good faith) of the portion of the shares of the Company’s capital stock other than Common Stock, evidences of indebtedness, or of such rights, options, warrants or convertible securities, distributable with respect to each share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively as of the record date for the determination of shareholders entitled to receive such distribution.

(d)    In the event of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation (other than a consolidation or merger in which the outstanding shares of the Company’s Common Stock are not converted into or exchanged for other rights or interests), the Holder of each Warrant shall thereafter be entitled to purchase (and it shall be a condition to the consummation of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition that appropriate provisions shall be made so that such Holder shall thereafter be entitled to purchase) the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have been entitled to receive had such Warrants been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition; and in any such case appropriate adjustments shall be made in the application of the provisions of this Article 6 with respect to rights and interest thereafter of the Holder of the Warrants to the end that the provisions of this Article 6 shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter purchasable upon the exercise of the Warrants. The provisions of this Section 6.1(d) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

(e)    Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted, as provided in this Section 6.1, the Purchase Price with respect to the Warrant Shares shall be adjusted by multiplying such Purchase Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

6.2    In the event the Company shall declare a dividend, or make a distribution to the holders of its Common Stock generally, whether in cash, property or assets of any kind, including any dividend payable in stock or securities of any other issuer owned by the Company (excluding regularly payable cash dividends declared from time to time by the Company’s Board of Directors or any dividend or distribution referred to in Section 6.1(a) or (c) above), the Purchase Price of each Warrant shall be reduced, without any further action by the parties hereto, by the Per Share Value (as hereinafter defined) of the dividend. For purposes of this Section 6.2, the “Per Share Value” of a cash dividend or other distribution shall be the dollar amount of the distribution on each share of Common Stock and the “Per Share Value” of any dividend or distribution other than cash shall be equal to the fair market value of such non-cash distribution on each share of Common Stock as determined in good faith by the Board of Directors of the Company.

6.3    No adjustment in the number of Warrant Shares purchasable under the Warrants, or in the Purchase Price with respect to the Warrant Shares, shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Warrant Shares issuable upon the exercise of such Warrant, or in the Purchase Price thereof; provided, however, that any adjustments which by reason of this Section 6.4 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All final results of adjustments to the number of Warrant Shares and the Purchase Price thereof shall be rounded to the nearest one thousandth of a share or the nearest cent, as the case may be. Anything in this Section 6 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the number of Warrant Shares purchasable upon the exercise of each Warrant, or in the Purchase Price thereof, in addition to those required by such Section, as it in its discretion shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of shares of Common Stock, issuance of rights, warrants or options to purchase Common Stock, or distribution of shares of stock other than Common Stock, evidences of indebtedness or assets (other than distributions of cash out of retained earnings) or convertible or exchangeable securities hereafter made by the Company to the holders of its Common Stock shall not result in any tax to the holders of its Common Stock or securities convertible into Common Stock.

6.4    Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Purchase Price of such Warrant Shares is adjusted, as herein provided, the Company shall mail to the Holder, at the address of the Holder shown on the books of the Company, a notice of such adjustment or adjustments, prepared and signed by the Chief Financial Officer or Secretary of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Purchase Price of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

6.5    In the event that at any time prior to the expiration of the Warrants and prior to their exercise:

(a)    the Company shall declare any distribution (other than a cash dividend or a dividend payable in securities of the Company with respect to the Common Stock); or

(b)    the Company shall offer for subscription to the holders of the Common Stock any additional shares of stock of any class or any other securities convertible into Common Stock or any rights to subscribe thereto; or

(c)    the Company shall declare any stock split, stock dividend, subdivision, combination, or similar distribution with respect to the Common Stock, regardless of the effect of any such event on the outstanding number of shares of Common Stock; or

(d)    the Company shall declare a dividend, other than a dividend payable in shares of the Company’s own Common Stock; or

(e)    there shall be any capital change in the Company as set forth in Section 6.1(d); or

(f)    there shall be a voluntary or involuntary dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation, merger, or sale of all or substantially all of its property, assets and business as an entity);

(each such event hereinafter being referred to as a “Notification Event”), the Company shall cause to be mailed to the Holder, not less than twenty (20) days prior to the record date, if any, in connection with such Notification Event (provided, however, that if there is no record date, or if twenty (20) days prior notice is impracticable, as soon as practicable) written notice specifying the nature of such event and the effective date of, or the date on which the books of the Company shall close or a record shall be taken with respect to, such event. Such notice shall also set forth facts indicating the effect of such action (to the extent such effect may be known at the date of such notice) on the Purchase Price and the kind and amount of the shares of stock or other securities or property deliverable upon exercise of the Warrants. For purposes here of, a business day shall mean any day other than a Saturday, Sunday or any other day in which commercial banks are authorized by law to be closed in New York, New York.

6.6    The form of Warrant Certificate need not be changed because of any change in the Purchase Price, the number of Warrant Shares issuable upon the exercise of a Warrant or the number of Warrants outstanding pursuant to this Section 6, and Warrant Certificates issued before or after such change may state the same Purchase Price, the same number of Warrants, and the same number of Warrant Shares issuable upon exercise of Warrants as are stated in the Warrant Certificates theretofore issued pursuant to this Agreement. The Company may, however, at any time, in its sole discretion, make any change in the form of Warrant Certificate that it may deem appropriate and that does not affect the substance thereof, and any Warrant Certificates thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

7    Conversion Rights

7.1    In lieu of exercise of any portion of the Warrants as provided in Section 2.1 hereof, the Warrants represented by this Warrant Certificate (or any portion thereof) may, at the election of the Holder, be converted into the nearest whole number of shares of Common Stock equal to: (1) the product of (a) the number of Warrants to be so converted, (b) the number of shares of Common Stock then issuable upon the exercise of each Warrant and (c) the excess, if any, of (i) the Market Price Per Share (as determined pursuant to Section 9.2) with respect to the date of conversion over (ii) the Purchase Price in effect on the business day next preceding the date of conversion, divided by (2) the Market Price Per Share with respect to the date of conversion.

7.2    The conversion rights provided under this Section 7 may be exercised in whole or in part (but only to the extent this Warrant is then vested as set forth in Section 2.1) and at any time and from time to time while any Warrants remain outstanding. In order to exercise the conversion privilege, the Holder shall surrender to the Company, at its offices, this Warrant Certificate accompanied by a duly completed Notice of Conversion in the form attached hereto as Exhibit B. The Warrants (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Warrant Certificate for conversion in accordance with the foregoing provisions. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock to which the Holder shall be entitled as a result of the conversion, and (ii) if the Warrant Certificate is being converted in part only, a new certificate in principal amount equal to the unconverted portion of the Warrant Certificate.

8    Voluntary Adjustment by the Company

The Company may, at its option, at any time during the term of the Warrants, reduce the then current Purchase Price to any amount deemed appropriate by the Board of Directors of the Company and/or extend the date of the expiration of the Warrants.

9    Fractional Shares and Warrants; Determination of Market Price Per Share

9.1    Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a share of Common Stock in connection with the exercise of Warrants. Warrants may not be exercised in such number as would result (except for the provisions of this paragraph) in the issuance of a fraction of a share of Common Stock unless the Holder is exercising all Warrants then owned by the Holder. In such event, the Company shall, upon the exercise of all of such Warrants, issue to the Holder the largest aggregate whole number of shares of Common Stock called for thereby upon receipt of the Purchase Price for all of such Warrants and pay a sum in cash equal to the remaining fraction of a share of Common Stock, multiplied by its Market Price Per Share (as determined pursuant to Section 9.2 below) as of the last business day preceding the date on which the Warrants are presented for exercise.

9.2    As used herein, the “Market Price Per Share” with respect to any date shall mean the closing price per share of Company’s Common Stock for the trading day immediately preceding such date. The closing price for each such day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal securities exchange on which the shares of Common Stock of the Company are listed or admitted to trading, the last sale price, or in case no sale takes place on such day, the average of the closing bid and asked prices of the Common Stock on NASDAQ (either The NASDAQ Global Market or The NASDAQ Capital Market) or any comparable system, or if the Common Stock is not reported on NASDAQ, or a comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such bid and asked prices are not available, then “Market Price Per Share” shall be equal to the fair market value of the Company’s Common Stock as determined in good faith by the Board of Directors of the Company.

10  Registration Rights

10.1    No sale, transfer, assignment, hypothecation or other disposition of the Warrant Shares shall be made unless any such transfer, assignment or other disposition will comply with the rules and statutes administered by the Securities and Exchange Commission and (i) a registration statement under the Act, including such shares is currently in effect, or (ii) in the opinion of counsel satisfactory to the Company a current registration statement is not required for such disposition of the shares.

10.2    The Company agrees that, at any time or times hereafter, as and when it intends to register any of its securities under the Act, whether for its own account and/or on behalf of selling stockholders (except in connection with an offering on Form S-8 or an offering solely related to an acquisition or exchange on a Form S-4 or any subsequent similar form) the Company will notify the Holder of such intention (a “Registration Notice”) and, upon request from the Holder, will use its reasonable best efforts to cause the Warrant Shares designated by the Holder to be registered under the Act. The number of Warrant Shares to be included in such offering may be reduced if and to the extent that the underwriter of securities included in the registration statement and offered by the Company shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the percentage of the reduction of such Warrant Shares shall be no greater than the percentage reduction of securities of other selling stockholders, as such percentage reductions are determined in the good faith judgment of the Company. The Company will use its reasonable best efforts to keep each such registration statement current for such period of time as is not otherwise burdensome to the Company, in no event to be less than 90 days.

10.3    Any registration statement referred to in subsection 10.2 hereof shall be prepared and processed in accordance with the following terms and conditions:

(i)  the Holder will cooperate in furnishing promptly to the Company in writing any information requested by the Company in connection with the preparation, filing and processing of such registration statement.

(ii)  To the extent requested by an underwriter of securities included in a registration statement referred to in Subsection 10.2 hereof and offered by the Company, the Holder will defer the sale of Warrant Shares for a period commencing twenty (20) days prior and terminating one hundred twenty (120) days after the effective date of the registration statement, provided that any principal shareholders of the Company who also have shares included in the registration statement will also defer their sales for a similar period.

(iii)  The Company will furnish to the Holder such number of prospectuses or other documents incident to such registration as may from time to time be reasonably requested, and cause its shares to be qualified under the blue-sky laws of those states reasonably requested by the Holder.

(iv)  The Company will indemnify the Holder (and any officer, director or controlling person of the Holder) and any underwriters acting on behalf of the Holder against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) to which they may become subject under the Act or otherwise, arising out of or based upon any untrue or alleged untrue statement of any material facts contained in any registration statement filed pursuant hereto, or any document relating thereto, including all amendments and supplements, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein contained not misleading, and will reimburse the Holder (or such other aforementioned parties) or such underwriters for any legal and all other expenses reasonably incurred in accordance with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable where the untrue or alleged untrue statement or omission or alleged omission is based upon information furnished in writing to the Company by the Holder or any underwriter obtained by the Holder expressly for use therein, or as a result of the Holder’s or any such underwriter’s failure to furnish to the Company information duly requested in writing by counsel for the Company specifically for use therein. This indemnity agreement shall be in addition to any other liability the Company may have. The indemnity agreement of the Company contained in this paragraph (iv) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Warrant Shares.

(v)  The Holder will indemnify the Company (and any officer, director or controlling person of the Company) and any underwriters acting on behalf of the Company against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) to which they may become subject under the Act or otherwise, arising out of or based upon any untrue or alleged untrue statement filed pursuant hereto, or any document relating thereto, including all amendments, and supplements, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein contained not misleading, and, will reimburse the Company (or such other aforementioned parties) or such underwriters for any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided, however, that the Holder will be liable as aforesaid only to the extent that such untrue or alleged untrue statement or omission or alleged omission is based upon information furnished in writing to the Company by the Holder or any underwriter obtained by the Holder expressly for use therein, or as a result of its or such underwriter’s failure to furnish the Company with information duly requested in writing by counsel for the Company specifically for use therein. This indemnity agreement contained in this paragraph (v) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Warrant Shares.

(vi)  Promptly after receipt by an indemnified party under this subsection 10.3 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party, promptly notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this subsection 10.3. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this subsection 10.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation or out-of-pocket expenses or losses or cost incurred in collaborating in the defense.

(vii)  Except as set forth in subsection 10.3(viii), the Company shall bear all costs and expenses incident to any registration pursuant to this Section 10.

(viii)  The Holder shall pay any and all underwriters’ discounts, commissions, brokerage fees and transfer taxes incident to the sale of any securities sold by such Holder pursuant to this Section 10, and shall pay the fees and expenses of any attorneys or accountants or other advisors retained by it.

11    Governing Law

This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its officers thereunto duly authorized, as of this 8th day of January, 2009.

PLANETOUT INC.

By:	/s/ Karen Magee
Name: Karen Magee
Title: CEO

Attest:

/s/ Todd A. Huge
Name: Todd A. Huge
Title: Secratary

EXHIBIT A

NOTICE OF EXERCISE

The undersigned hereby irrevocably elects to exercise, pursuant to Section 2 of the Warrant Certificate accompanying this Notice of Exercise,           Warrants of the total number of Warrants owned by the undersigned pursuant to the accompanying Warrant Certificate, and herewith makes payment of the Purchase Price of such shares in full.

Name of Holder

Signature

Address:

EXHIBIT B

NOTICE OF CONVERSION

The undersigned hereby irrevocably elects to convert, pursuant to Section 7 of the Warrant Certificate accompanying this Notice of Conversion,           Warrants of the total number of Warrants owned by the undersigned pursuant to the accompanying Warrant Certificate into shares of the Common Stock of the Company (the “Shares”).

The number of Shares to be received by the undersigned shall be calculated in accordance with the provisions of Section 7.1 of the accompanying Warrant Certificate.

Name of Holder

Signature

Address: